UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 8, 2006

AIRSPAN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-31031	75-2743995
(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 310, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip code)

(561) 893-8670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On September 21, 2006, Airspan Networks, Inc. issued a press release announcing that, effective September 8, 2006, it has reached an agreement (the “Amendment”) with Yozan, Inc. to confirm the mutual understandings of the companies and to amend the terms of the supply contracts entered into by the companies. A copy of that release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the Amendment is being furnished as Exhibit 10.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1 Memorandum of Understandings, dated September 8, 2006, by and between Yozan, Inc. and Airspan Communications Ltd.**

99.1 Press Release dated September 21, 2006.

**Portions of this document have been omitted and were filed separately with the Securities and Exchange Commission on September 21, 2006 pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2006

AIRSPAN NETWORKS, INC.

	By:	/s/ Peter Aronstam
Peter Aronstam
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

10.1 Memorandum of Understandings, dated September 8, 2006, by and between Yozan, Inc. and Airspan Communications Ltd.**

99.1 Press Release dated September 21, 2006.

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**Portions of this document have been omitted and were filed separately with the Securities and Exchange Commission on September 21, 2006 pursuant to a request for confidential treatment.